EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-Q of Saucony, Inc. (the "Company") for the period ended July 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Michael Umana, Chief
Financial  Officer  of the  Company,  hereby  certifies,  pursuant  to 18 U.S.C.
Section 1350, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all
          material  respects,   the  financial  condition  and  results  of  the
          operations of the Company.



Dated:  August 13, 2004                    /s/ Michael Umana
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                                           Michael Umana
                                           Chief Financial Officer